UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2014

(Commission File Number) 001-34214

THE BANK OF KENTUCKY FINANCIAL CORPORATION

 (Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer Identification Number)

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(Address of Registrant’s principal executive office)

(859) 371-2340

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On September 8, 2014, a press release was issued by BB&T Corporation, a North Carolina corporation (“BB&T”) announcing the signing of a definitive agreement providing for BB&T to acquire The Bank of Kentucky Financial Corporation (the “Company”) for consideration consisting of BB&T stock and cash.

A copy of the press release issued by BB&T announcing the transaction is attached hereto as Exhibit 99.1.

Additional Information for Shareholders

In connection with the proposed transaction, BB&T will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of the Company and a Prospectus of BB&T, as well as other relevant documents concerning the proposed transaction, and the Company will also file such Proxy Statement/Prospectus with the SEC and mail such Proxy Statement/Prospectus to its shareholders. SHAREHOLDERS OF THE BANK OF KENTUCKY Financial Corporation ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company and BB&T, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company by accessing the Company’s website at www.bankofky.com under the heading "Investor Relations" and then under "SEC Filings," or from BB&T at www.bbt.com under the heading "About" and then under the heading "Investor Relations" and then under "BB&T Corporation SEC Filings." Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to BB&T Corporation, 150 South Stratford Road, Suite 300, Winston-Salem, North Carolina 27104, Attention: Shareholder Services, Telephone: (336) 733-3065, or to The Bank of Kentucky Financial Corporation, 111 Lookout Farm Drive, Crestview Hills, Kentucky 41017, Attention: Executive Vice President and Chief Financial Officer, Telephone: (859) 372-5169.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 17, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1	Press Release dated September 8, 2014

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE BANK OF KENTUCKY FINANCIAL CORPORATION

By:	/s/ Martin J. Gerrety
Name: Martin J. Gerrety
Title: Treasurer and Assistant Secretary

Date: September 8, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 8, 2014